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                                                                    EXHIBIT 10.4

PROJECT:             CENTRAL PLAZA

TENANT:              WESTSOUND BANK

USE:                 BANKING AND RELATED USES

SPACE & SQUARE FEET: Suites 1 and 2
                     3193 Sq. Ft.

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                                      LEASE

THIS LEASE is made this 1st day of October, 2001, by and between LOUIS and DELORES WEIR, husband and wife, hereinafter called "Landlord," and WESTSOUND BANK, hereinafter called "Tenant."

                              1. BASIC LEASE TERMS

A. COMMENCEMENT DATE: October 1, 2001

B. TENANT: Westsound Bank

   ADDRESS: Central Plaza, Suites 1 and 2, 9960 Silverdale Way, Silverdale,
            WA 98383 Main Address: PO Box 405, Bremerton, WA 98337

   PHONE:   360-405-1200

C. LANDLORD: Louis and Delores Weir

   ADDRESS: P.O. Box 3650
            Silverdale, WA 98383

   PHONE:   (360)698-1276

D. PREMISES AREA: Central Plaza
                  9960 Silverdale Way NW, Suites 1 and 2
                  Silverdale, WA 98383

E. SQUARE FOOTAGE: 3193

F. TENANT'S PERCENTAGE: 11%

G. LEASE TERM: 10 years

H. OPTION TO EXTEND: two 5 year options

I. BASE RENT: $4,257.00 per month increases 5% Annually

J. ADDITIONAL RENT: $958.00 per month increases 3% Annually

K. SIGNAGE: $20.00 per month

L. SECURITY DEPOSIT: $5,235.00


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M. USE OF PREMISES: Banking and related uses

N. BROKERS: None

O. PARKING: Six (6) reserved spaces, signed at Tenant's expense

P. ENUMERATION OF EXHIBITS: The exhibits enumerated in this Section and attached to this Lease are incorporated herein by reference and are to be construed as part of this Lease. Each party agrees to perform any obligations on its part stated in any and all such Exhibits:

    Exhibit A - Site Plan of the Shopping Center
    Exhibit B - Legal Description
    Exhibit C - Rules and Regulations
    Exhibit D - Description of Landlord's and Tenant's Work
    Exhibit E - Corporate Resolution of Tenant

Section 1 represents a summary of the basic terms of this Lease. In the event of any inconsistency between the terms contained in Section 1 and any other clause of this Lease, the terms of that clause shall prevail.


LANDLORD                                TENANT
         ----------------------------          ---------------------------------


CENTRAL PLAZA LEASE-3

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                       2. PREMISES AND COMMON AREA LEASED

A. DEFINITIONS.

     1. Landlord hereby leases to Tenant and Tenant leases from Landlord those certain premises described in Section 1 and in Exhibit "A" attached hereto (the "Premises").

     2. The Premises are contained within a building (the "Building") which is located at the address designated in Section 1 and Legally described on Exhibit "B" attached hereto (the "Property"). The term "Building" shall include all of the rentable square feet and the Common Areas as defined herein.

     3. "Common Areas" shall be defined as areas appurtenant to the Premises which are not a part of a Premises for any other tenant in the Building, including, but not limited to: entrances, lobbies, stairways, common ducts, conduits, wire and appurtenant equipment serving the Premises, trash areas, parking areas, roadways, sidewalks, walkways, and landscaped areas and similar areas and facilities on the Property which are appurtenant to the Building.

B. Use OF BUILDING COMMON AREAS. Tenant shall have the nonexclusive right to use in common with other tenants in the Building, the Common Areas subject to the Rules and Regulations which may be promulgated by Landlord from time to time (the "Rules and Regulations").

C. RESERVATION. Landlord reserves the right from time to time without unreasonable interferences with Tenant's _se:

     1. To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building; and

     2. To make changes, additions or deletions to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and hallways; and specifically but without limitation to modify the surface parking area; and

     3. To temporarily close any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; and

     4. To add additional building and improvements to the Common Areas; and

     5. To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building, or any portion thereof;

     6. To perform such other acts and make such other changes in, to or with respect to the Common Areas and the Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

D. COMMENCEMENT DATE. The Lease Term shall be for the period designated in
Section 1, commencing on the _ate specified in Section 1, and ending on the expiration of such period, unless the Lease Term shall be sooner


CENTRAL PLAZA LEASE-4

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terminated as provided in this Lease. The date upon which the Lease commences shall be Commencement Date. Reference in this Lease to a "Lease Year" shall mean each twelve month period commencing with the first day of the calendar month in which the term of this Lease commences.

E. Option to Extend. IN THE EVENT TENANT IS NOT IN DEFAULT AND HAS NOT BEEN IN DEFAULT AT ANY TIME DURING THE LEASE TERM OR THE PRECEDING EXTENSION THEREOF, TENANT SHALL HAVE THE RIGHT TO EXTEND THE LEASE TERM FOR TWO PERIODS OF Five (5) YEARS ON THE TERMS AND CONDITIONS SET FORTH HEREIN ("OPTION "). IN THE EVENT TENANT WISHES TO EXERCISE ITS OPTION TO EXTEND, TENANT SHALL NOTIFY LANDLORD IN WRITING NO LATER THAN NINETY (90) DAYS BEFORE THE EXPIRATION OF THE LEASE TERM. IN THE EVENT TENANT PROVIDES SUCH NOTICE, AND IS NOT AND HAS NOT BEEN IN DEFAULT AT ANY TIME DURING THE LEASE TERM THEN LANDLORD AND TENANT SHALL BE BOUND TO EXTEND THE LEASE TERM FOR THE PREMISES ON THE SAME TERMS AND CONDITIONS OF THE LEASE EXCEPT FOR:

     1. THE LEASE TERM SHALL BE EXTENDABLE FOR AN ADDITIONAL TWO Five (5) YEAR TERMS; AND

     2. THE BASE RENT FOR THE OPTION PERIOD SHALL BE NEGOTIATED. IN THE EVENT LANDLORD AND TENANT ARE UNABLE TO AGREE UPON A PROPER RENTAL FOR THE EXTENDED TERM, THEN EACH OF THE PARTIES HERETO SHALL APPOINT AN ARBITRATOR, AND IN CASE THE ARBITRATORS ARE UNABLE TO AGREE ON A PROPERTY RENTAL FOR THE EXTENDED TERM, THEY SHALL JOINTLY APPOINT A THIRD ARBITRATOR. IF THEY SHOULD BE UNABLE TO AGREE ON A THIRD ARBITRATOR, THEN THE THIRD ARBITRATOR SHALL BE APPOINTED BY THE PRESIDING JUDGE OF THE SUPERIOR COURT OF KITSAP COUNTY, WASHINGTON. THE DECISION OF ANY TWO SUCH ARBITRATORS SHALL BE BINDING UPON THE PARTIES HERETO. THE COSTS AND EXPENSES OF THE ARBITRATION PROCEEDING SHALL BE BORNE EQUALLY BY THE PARTIES, EXCEPT THAT EACH PARTY SHALL BE RESPONSIBLE FOR ITS OWN ATTORNEYS' FEES AND COSTS, UNLESS THE ARBITRATORS' AWARD IS OTHERWISE. IN NO EVENT SHALL THE BASE RENT BE LESS THAN THE BASE RENT FOR THE LAST YEAR OF THE INITIAL LEASE TERM.

F. TENANT'S RIGHT TO TERMINATE. In the event Tenant elects to terminate this Lease in order to relocate at another location in Silverdale, which Tenant's Board of Directors determines is a better place of business for Tenant, then in that event, Tenant may terminate this Lease upon ninety (90) day's advance written notice; provided, however, that in the event of such termination, all of Tenant's leasehold improvements shall be removed at Tenant's sole expense and the Premises shall be restored to their original condition, or better.

                                  3. POSSESSION

A. DELIVERY OF POSSESSION. Landlord shall deliver possession to Tenant on or before the Commencement Date as set forth in Section 1.

B. TENANT IMPROVEMENTS. Tenant hereby acknowledges that Landlord has no obligation to make improvements to the space prior to Tenant's occupancy. (See Exhibit "D")

                                     4. RENT

A. BASE RENT. Tenant hereby covenants and agrees to pay Landlord as Base Rent for the Premises the sum as provided in Section 1 above (subject to adjustment as hereinafter provided), in advance, on the first day of each calendar month from the Commencement Date. If the Lease Term commences or ends on any day other than the first day of a calendar month, then the Base Rent for such month shall be prorated. In addition to the Base Rent, _enant agrees to pay the Additional Rent required by this Lease. All Rent shall be paid to LOUIS AND


CENTRAL PLAZA LEASE-5

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DELORES WEIR, P.O. Box 3650, Silverdale, WA 98383, without prior demand and without any deduction or offset, in lawful money of the United States of America, at the address of Landlord designated in Section 1 or to such other person or at such other place as Landlord may from time to time designate in writing.

B. LATE CHARGES AND INTEREST In the event Tenant fails to pay Rent within ten
(10) days of the date when due or in the event Tenant fails to make any other payment for which Tenant is obligated under this Lease when due, the Tenant shall pay to Landlord a late charge equal five percent (5%) of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment. Additionally, all such delinquent Rent or other sums, plus late charges, shall bear interest from the date due until paid, at the prime commercial rate of interest in effect at the time such obligation becomes delinquent as published from time to time by the Wall Street Journal, plus two percent (2%). Any payments of any kind returned for insufficient funds will be subject to an additional charge of $25.00. The provisions set forth herein shall be in addition to and shall not limit Landlord's remedies in the event of Tenant's failure to pay Rent.

C. DEFINITION. Any reference to "Rent" or "Rental" in this Lease shall mean both Base Rent and Additional Rent as defined herein.

D. RECEIPT The amount of Four Thousand Two Hundred Fifty-Seven and no/100 Dollars ($4,257.00) is paid herewith to Landlord upon the execution of this Lease, receipt of which is hereby acknowledged, which shall represent the first month's rental.

E. ADJUSTMENTS. Base Rent shall increase by five percent (5%) each year.

                               5. ADDITIONAL RENT

A. DEFINITION. In addition to the Base Rent, Tenant shall pay Tenant's Percentage of Additional Rent which shall be comprised of the Property Taxes and Operating Expenses defined as follows:

     1. PROPERTY TAXES. The term "Property Taxes" shall include all real and personal property taxes, assessments, license fees, license tax, rental tax, levy, or tax on net income imposed by any governmental authority or agency on the Property and on all other improvements, fixtures, equipment and other property of Landlord located in or used in connection with the operation of the Property.

     2. OPERATING EXPENSES. The term "Operating Expenses" shall include the total amounts paid or payable by Landlord or others on behalf of Landlord in connection with the ownership, maintenance, repair and operation of the Building and the Property and shall include, but not be limited to the following: (A) total charges of any independent contractors employed in the care and operation, management, maintenance and repair of the Property and/or the Building; (B) cost of the fire alarm system; (C) landscaping;
     (D) trash removal; (E) the amount paid for all supplies, tools, equipment and necessities which are occasioned by every day wear and tear; (F) the cost of all utilities which are not separately metered including electricity, gas, water and sewer charges; (G) the amount paid for premiums of all insurance required from time to time by Landlord and Landlord's mortgagee and other items as are now or hereafter customarily included in the cost of managing, operating, maintaining, and repairing.

B. SEPARATELY METERED UTILITIES. Tenant shall be responsible for all separately metered utilities and services.


CENTRAL PLAZA LEASE-6

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C. HVAC. Landlord warrants that the HVAC system currently serving Tenant's premises is in good repair and subject to a repair and maintenance contract. Tenant shall pay their proportion of the repair and maintenance contract charges as well as the cost of any other repairs incurred during each year as additional rent, upon being billed therefor.

D. INTENT. The intent of this section is to require Tenant to pay its proportionate share of the Property Taxes and Operating Expenses and is intended to pass onto Tenant and cause to be reimbursed to Landlord all direct costs of operating, repairing and managing the Property, Common Areas, Building, and the Premises. Notwithstanding anything contained in this paragraph, the Rent payable by Tenant shall in no event be less than the Base Rent.

E. RECEIPT. The amount of $958.00 is paid herewith to the Landlord upon the execution of this Lease, receipt of which is hereby acknowledge, which shall represent the additional rent for October, 2001.

F. SIGNAGE. Tenant shall pay Landlord $20.00 per month for rental of space on directory sign along Silverdale Way. The amount of $20.00 is paid herewith to the Landlord upon the execution of this Lease, receipt of which is hereby acknowledged, which shall represent the signage rent for October, 2001.

G. ADJUSTMENTS. The additional rent for the term of this lease shall increase by three percent (3%) each year regardless of the actual increase in property taxes and operating expenses.

                               6. SECURITY DEPOSIT

Upon the execution of this Lease, Tenant shall deposit with Landlord the amount of the security deposit ("Security Deposit") set forth in Section 1 in part as security for the performance by Tenant of the provisions of this Lease. If Tenant is in default, Landlord can use the security Deposit or any portion of it to sure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord to maintain the Security Deposit in the amount initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the entire Security Deposit to Tenant. Landlord's obligations with respect to the deposit are those of a debtor and not of a trustee, and Landlord can commingle the Security Deposit with Landlord's general funds. Landlord is not required to pay Tenant interest on the deposit. Landlord shall be entitled to immediately endorse and cash Tenant's Security Deposit; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said Security Deposit to Tenant. Should Landlord sell its interest in the Property during the Lease Term and if Landlord deposits with the purchaser the Security Deposit deposited by Tenant, Landlord shall be discharged from any further liability to Tenant with respect to the security Deposit.

                                     7. USE

Tenant shall use the Premises for the purposes stated in Section 1 and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of law or of the Certificate of Occupancy issued for the Building, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy


CENTRAL PLAZA LEASE-7

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them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor __ hall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in a "broom clean" condition. Tenant shall be responsible for all structural engineering required to determine structural load. Additional restrictions and regulation regarding Tenant's use of the Premises and Building shall be set forth in the Rules and Regulations.

                                   8. NOTICES

Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if mailed by registered or certified mail addressed to Tenant at the Building, or to Landlord at the address designated in Section 1. Either party may specify a different address for notice purposes by written notice to the other. The current address for notices are:

TO LANDLORD:             TO TENANT:

Louis and Delores Weir   Westsound Bank
PO Box 3650              Attn: David Johnson, CEO
Silverdale, WA 98383     190 Pacific Avenue
                         Bremerton, WA 98337

                                 9. HOLDING OVER

If Tenant holds over after the expiration or earlier termination of the Lease Term without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at a rental rate equal to a Base Rent of one hundred fifty percent (150%) of the Base Rent in effect upon the date of such expiration and Additional Rent as calculated herein, prorated on a daily basis, and shall be subject to the terms, covenants and conditions of this Lease. Acceptance by Landlord of Rent after such expiration or earlier termination shall not result in a renewal or extension of this Lease. The foregoing provisions of this Section are in addition to and do not affect Landlord's rights specified herein or any rights of Landlord provided by law for such holding over. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss, claim or damage Landlord incurs, including without limitation, a claim made by a successor tenant for failure to provide possession of the Premises and any attorney's fees and costs incurred by Landlord related thereto.

                         10. TAXES ON TENANT'S PROPERTY

Tenant shall be liable for and shall pay, at least ten (10) days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.


CENTRAL PLAZA LEASE-8

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                            11. CONDITION OF PREMISES

A. REPRESENTATIONS. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business.

B. ACCEPTANCE. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were in satisfactory condition at such time, subject to punch list items agreed to by Landlord and Tenant in writing prior to Tenant's taking of possession.

C. LANDLORD'S OBLIGATION. Landlord's sole construction obligation under this Lease shall be those obligations set forth in Exhibit "D."

                        12. ALTERATIONS AND IMPROVEMENTS

A. CONSTRUCTION OF IMPROVEMENTS. Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord in writing. Tenant shall submit to Landlord plans and specifications for any proposed alterations, additions or improvements to the Premises, and Tenant may not make such alterations, additions or improvements except in accordance with the plans and specifications approved by Landlord, and shall not amend or modify such plans and specifications without Landlord's prior written consent. Tenant agrees that there shall be no construction of partitions or other improvements which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations. All such work shall be done at such times and in such manner as Landlord may from time to time designate and also shall comply with all applicable provisions of this Lease and the Rules and Regulations. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, regulations and requirements of all governmental agencies, offices and boards having jurisdiction over the Premises. Before commencing any work, Tenant shall give Landlord at least ten (10) days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond satisfactory to Landlord for said work. Tenant further covenants and agrees that any liens filed against the Property, the Premises, or the Building for work claimed to have been done for or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises shall become the property of Landlord, and shall remain upon, and be surrendered with the Premises as a part thereof, at the end of the Lease Term.

B. REMOVAL OF TENANT'S PROPERTY. All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease Term as long as: (I) such removal is made prior to the expiration of the Lease Term; (II) Tenant immediately repairs all damage caused by or resulting from such removal; and (III) Tenant is not in default hereunder. Such installation, location and movement shall further be subject to the Rules and Regulations. If Tenant shall fail to remove all of its personal property fixtures from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges no such


CENTRAL PLAZA LEASE-9

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effects, for any length of time that the same shall be in Landlord's possession.
If Tenant fails to pay for the cost of said storage after it has been stored for a period of thirty (30) days or more, Landlord may, at its option, sell said effects, or any of the same at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease, including but not limited to the costs associated with the sale of the personal property and fixtures.

                                   13. REPAIRS

A. TENANT'S OBLIGATION. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant shall keep, maintain and preserve the Premises in the same condition as it was when delivered to Tenant and shall, at Tenant's sole cost and expense, make all repairs to the Premises which repairs shall be made in accordance with this Lease. Tenant shall, upon the expiration of the Lease Term surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear or damage caused by insured casualty excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Property, the Common Areas, the Premises, or the Building. Tenant shall not be responsible for any expense nor required to make any repairs or replacements which may be necessary as a result of damage or destruction caused solely by Landlord's negligence or default.

                                    14. LIENS

Tenant shall not permit any mechanics', materialmen's or other liens to be filed against the Property, the Building or against Tenant's leasehold interest in the Premises. If any such liens are filed, Tenant shall have ten (10) days from the date of such filing in which to either remove such liens or to provide a bond indemnifying Landlord from and removing said lien in the amount of one hundred twenty-five percent (125%) of the claimed lien amount. If Tenant fails to take such measures in the time allowed, Landlord may, without waiving any of its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at a rate equal to the prime commercial rate of interest in effect at the time such obligation is paid by Landlord as published from time to time by the Wall Street Journal, plus two percent (2%) which interest rate shall apply from the date of such payment by Landlord.

                              15. ENTRY BY LANDLORD

Landlord reserves and shall have the right to enter the Premises at reasonable times and in a reasonable manner to: (A) inspect the same; (B) to show the Premises to prospective purchasers or tenants; (C) to alter, improve or repair the Premises or any other portion of the Building, without being deemed guilty of any eviction of Tenant and without abatement of Rent. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises except to the extent such damages or loss result solely from the negligence or willful misconduct of Landlord, its agents or employees. Landlord shall have the right to use and all means which Landlord may deem proper to open door and to enter the Premises in an emergency. Any such entry to the Premises by Landlord by any means shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as


CENTRAL PLAZA LEASE-10

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obligating Landlord to perform any repairs, alterations or improvements except as otherwise expressly agreed herein by Landlord.

                           16. UTILITIES AND SERVICES

Tenant hereby acknowledges that Landlord has provided Tenant electricity for normal lighting and fractional horsepower office machines, utilities and heat separately metered to the Premises. Landlord shall furnish light to Common Areas. The failure of such service if caused by (A) accident, breakage or repairs; (B) strikes, lockouts or other labor disturbance or labor dispute of any character; (C) governmental regulation, moratorium or other governmental action; (D) inability despite the exercise of reasonable diligence or obtain electricity, water or fuel; or by (E) any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord. In addition, Tenant shall not be entitled to any abatement or reduction of Rent by reason of such failure, and no eviction of Tenant shall result from such failure.

                                 17. BANKRUPTCY

If Tenant shall file a petition in bankruptcy under any provision of the bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within sixty (60) days from the date thereof, or if a receiver or trustee shall be appointed for Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within sixty (60) days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant without the prior written consent of Landlord, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord.

                         18. INDEMNIFICATION OF LANDLORD

A. TENANT'S INDEMNIFICATION. Subject to the Section, Tenant shall indemnify, defend and hold Landlord, its trustees, general partners, limited partners, agents, employees or contractors, harmless from all claims (1) arising from Tenant's use of the Premises; (2) arising from the conduct of Tenant's business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, the Property, the Building or the Common Areas and (3) arising from the act, omission, or negligence of any agent, employee, sublessee, licensee or invitee of Tenant, in or about the Property, the Premises, Building or the Common Areas. Tenant shall further indemnify, defend and hold Landlord, its trustees, general partners, limited partners, agents, employees or contractors, harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease including Tenant's obligation to comply with the Rules and Regulations and Covenants, Conditions and Restrictions and from and against all costs, attorneys' fees, expenses and liabilities incurred in connection with any claim or any action or proceeding which is brought against Landlord, its trustees, general partners, limited partners, agents, employees or contractors. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Property, Premises, Building, or the Common Areas from any cause whatsoever except that which is caused by the failure of landlord, its general partners, limited partners, agents, employees or contractors, to observe any of the terms and


CENTRAL PLAZA LEASE-11
conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure to Landlord. Tenant hereby waives all its claims in respect thereof against Landlord, its general partners, limited partners, agents, employees or contractors.

B. LIMITATION. Notwithstanding this Section, in the event of concurrent negligence of Tenant, its agents, employees, sublessees, invitees, licensees or contractors on the one hand, and that of Landlord, its trustees, general partners, limited partners, agents, employees, or contractors on the other hand, which concurrent negligence results in injury or damage to persons or property and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Property, the Premises, Common Areas, or the Building, Tenant's obligation to indemnify Landlord as set forth in this Section shall be limited to the extent of Tenant's negligence, and that of its agents, employees, sublessees, invitees, licensees or contractors, including Tenant's proportional share of costs, attorneys' fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage.

C. EXCEPTION. Neither Landlord nor its trustees, general partners, limited partners, agents, employees or contractors of Landlord shall be liable (1) for any such damage caused by other Tenants or persons in or about the Building; or
(2) caused by public or quasi-public work; or (3) for consequential damages arising out of any loss of the use of the Premises of any equipment or facilities therein by Tenant or any person claiming through or under Tenant; except to the extent caused solely by the gross negligence or willful misconduct of Landlord.

                         19. DAMAGE TO TENANT'S PROPERTY

Notwithstanding the provisions of the preceding Section to the contrary (except in the event of concurrent negligence by Landlord and Tenant as governed above), Landlord, its trustees, general partners, limited partners, agents, employees or contractors, shall not be liable for (A) any damage to any property entrusted to employees of the Building, (B) loss or damage to any property by theft or otherwise, or (C) any injury or damage to persons or property resulting from fire, earthquake, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Landlord, its trustees, general partners, limited partners, agents, employees or contractors, shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord, its trustees, general partners, limited partners, agents, employees or contractors, be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or defects therein or in the fixtures or equipment.

                                  20. INSURANCE

A. TENANT'S INSURANCE. tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

     1. Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") glass coverage and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Building including, without limitation, furniture, fittings, installations, fixtures (other than Tenant Improvements installed by Landlord), and any other personal property, in an amount not less than ninety percent (90%) of the full replacement cost thereof. In


CENTRAL PLAZA LEASE-12
     the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any Mortgagees of Landlord as defined in this Lease shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Building in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any Mortgagees of Landlord as insured parties, as their respective interests may appear;

     2. Comprehensive General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, Such insurance shall be in the amount of at least $1,000,000 Combined Single Limit for Injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, such liability amount may be adjusted by Landlord from time to time upon written notice to Tenant. The Policy shall insure the hazards of the Premises and Tenant's operations thereon, independent contractors, contractual liability (covering the indemnity contained in Section 18 hereof) and shall: (A) name Landlord as an additional insured; (B) contain a cross liability provision; and (C) contain a provision that the insurance provided by the Tenant hereunder shall be primary and that other insurance available to the Landlord shall be non-contributing;

     3. Workers' Compensation and Employer's Liability insurance as required by law;

     4. Any other form or forms of insurance as Tenant or Landlord or any Mortgagees of Landlord may reasonably require from time to time in order to protect Landlord, other tenants of the Building, or any mortgagee of Landlord, or if required by law or regulation.

B. FORM. All insurance policies shall be written in a form and with an insurance company reasonably satisfactory to Landlord. Within ten (10) days after Tenant takes possession of the Premises, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage required by this Lease. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as Additional Rent. If Landlord obtains any insurance that is the responsibility of Tenant under this Section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

C. LANDLORD'S INSURANCE. During the Lease Term, Landlord shall insure the Building (excluding any property which Tenant is obligated to insure) against damage with fire and other forms of physical damage insurance as well as public liability insurance, all in such amounts and with such deductibles as Landlord considers appropriate. Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or Landlord's Mortgagees may determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

D. DUTY OF TENANT. Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building. If Tenant's occupancy, use, or business in, or on the Premises, whether or not Landlord has consented to the same, result sin any increase in premiums for the insurance periodically carried by Landlord with respect to the Building, tenant shall pay any such increase in premiums as Additional Rent within ten (10) days after being billed therefore by Landlord. In


CENTRAL PLAZA LEASE-13
determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building or the Tenant Improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of any present or future insurer relating the Premises.

E. CANCELLATION. If any of Landlord's insurance policies shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant, its agents, employees, agents or invitees or any assignee or sublessee of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the costs thereof to Landlord as Additional Rent. In such event, Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others and Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Section, if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to remedy such default.

F. SUBROGATION. All policies of insurance required hereunder shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by policies of insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.

                            21. DAMAGE OR DESTRUCTION

A. TOTAL DESTRUCTION. In the event of the total destruction of the Premises and/or the Building (Defined as destruction equal to or exceeding 25% of the full insurable value of the Premises and/or Building, Landlord shall, at Landlord's sole option, either commence repair, reconstruction and restoration of the Building and/or the Premises as soon as reasonably possible and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or, within sixty (60) days after such destruction, elect not to so repair, reconstruct or restore the Building and/or the Premises, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within said sixty (60) day period. In the event Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

B. PARTIAL DESTRUCTION. In the event of a partial destruction of the Building and/or the Premises (defined as destruction of less than twenty-five percent (25%) of the full insurable value of the Premises and/or Building) and if the damage thereto is such that the Building and/or the Premises may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such a casualty, and if Landlord will receive insurance proceeds sufficient to cover the cost of all such repairs, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration shall require a period longer than ninety (90) days or if Landlord will not receive insurance proceeds sufficient to cover the cost of all such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may


CENTRAL PLAZA LEASE-14
elect not to repair, reconstruct or restore and the Lease shall then terminate. Under any of the conditions of this Section, Landlord shall give written notice to Tenant of its intention within sixty (60) days of the partial destruction. In the event Landlord elects not to restore the Common Areas and/or the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

C. TERMINATION. Upon any termination pursuant to the terms of this Paragraph 21, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid. Notwithstanding the provisions of Sections 21 A and B above, if total or partial destruction is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

D. ABATEMENT. In the event of repair, reconstruction and/or restoration by Landlord as herein provided, the Rental payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration; provided that there shall be no abatement of Rent if such damage is the result of Tenant's act, omission or negligence of that of its agents, employees, sublessee, invitee, or licensees. In the event of concurrent negligence, Tenant's Rent shall be abated proportionately in an amount equal to the extent Tenant is not negligent. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

E. DELAYS. Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Section. Notwithstanding anything to the contrary contained this Section, if Landlord is delayed or prevented from repairing or restoring the damaged Building, Common Areas and/or Premises within ninety (90) days after the occurrence of such damage or destruction by reason of acts of God, war governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the reasonable control of Landlord, Landlord may terminate this Lease, whereupon Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said ninety (90) day period.

F. EXTENT. If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Building, Common Areas and/or the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant. Landlord shall perform repairs in a timely and workmanlike manner.

G. WAIVER. Landlord and Tenant hereby waive the provisions of any statutes or court decisions which relate to the abatement or termination of leases when leased property is damaged or destroyed and agree that such event shall be exclusively governed by the terms of this Lease.

                               22. EMINENT DOMAIN

In case all of the Property, the Premises, Building, or such part thereof as shall substantially interfere with either Landlord's or Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said taking authority. Also if Landlord determines, in the event of a taking of all or a part of the Common Areas that any such taking will prohibit or inhibit ingress or egress to the Premises or the


CENTRAL PLAZA LEASE-15

Building, or will interfere with parking in the Building or areas necessary for or to operation of the Building, Landlord shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said taking authority. Tenant shall not assert any claim against Landlord for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award resulting from said taking without deduction for any estate or interest of Tenant. In the event the amount of property and type of estate taken shall not substantially interfere with the conduct of Tenant's business, or, with respect to the Common Areas, Landlord determines it will not interfere with ingress and egress to the Building, parking or areas necessary to the operation of the Building and Landlord determines in its sole discretion Landlord is economically able to restore the Premises and/or the Building to an operating entity comparable to that which existed prior to the taking, Landlord shall restore the area affected by the taking. If a portion of the premises was affected by such taking, a proportionate allowance shall be made to Tenant for the Rent corresponding to the time during which, and to the part of the Premises which Tenant shall be so deprived on account of such taking and restoration. Tenant shall not have the right to make a separate claim with the condemning authority for the value of Tenant's property and leasehold interest and/or moving and relocation expenses.

                            23. DEFAULTS AND REMEDIES

A. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

     1. The vacation or abandonment of the Premises by Tenant. Abandonment and vacation are herein defined to include, but are not limited to an absence by Tenant from the premises for ten (10) successive business days or longer;

     2. The failure by Tenant to pay Rent, Additional rent or make any other payment required to be made by Tenant hereunder, within ten (10) days of written notice of the date when due;

     3. The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease and Rules and Regulations to be observed or performed by Tenant, where such failure shall continue for a period often (10) days after written notice thereof from Landlord to Tenant. If the nature of Tenant's default is such that more than ten (10) days are reasonably required, in the Landlord's sole discretion, for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten (10) day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord;

     4. (A) The making by Tenant of any general assignment for the benefit of creditors; (B) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; (C) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days; or (D) the appointment of a receiver for Tenant or any of Tenant's assets;

B. REMEDIES. In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to re-enter the Premises as set out in paragraph C hereafter. In the event of such re-entry, Landlord may recover from Tenant:


CENTRAL PLAZA LEASE-16

     1. Any unpaid Rent which had been earned at the time of such termination; plus

     2. The amount of unpaid Rent for the balance of the Lease Term; plus

     3. Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this lease.

C. RE-ENTRY. In the event of any such default by Tenant, Landlord shall also have the right, without notice, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

D. ABANDONMENT. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in
Section 23C above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or re-let the Premises or any part thereof for the term of this Lease on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

E. RELETTING. In the event that Landlord shall elect to so re-let, then Rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such re-letting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied to payment of future Rent as the same may become due and payable hereunder. Should the portion of such Rentals received from such re-letting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefore by Landlord.

F. CUMULATIVE REMEDIES. All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease.

                          24. ASSIGNMENT AND SUBLETTING

Tenant shall not voluntarily or involuntarily assign, encumber, hypothecate, sublease all or any part of the Premises or otherwise transfer (hereinafter collectively referred to as "Assignment") its interest in this Lease or in the Premises, without first obtaining Landlord's prior written consent which consent may not be unreasonably withheld. An assignment shall not release Tenant from any obligations hereunder. Except as specified herein, any Assignment without Landlord's prior consent, shall be voidable at Landlord's election and shall constitute a default. Except as specified herein, if Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation or liquidation, or any change in the ownership of the corporation, shall constitute an Assignment for the purposes of this Section. If Tenant is a partnership, any transfer of this Lease by dissolution, or any change in


CENTRAL PLAZA LEASE-17
the ownership of the Partnership, shall constitute an Assignment for the purposes of this Section. No consent to an Assignment shall constitute a further waiver of the provisions of this Section.

                                25. SUBORDINATION

A. Without the necessity of any additional document being executed by Tenant for the purpose of effective subordination, and at the election of Landlord or any Mortgagee, This Lease shall be subject and subordinate at all times to:

     1. All ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the Property upon which the Building is situated or both;

     2. The lien of any Mortgage or Deed of Trust which may now exist or hereafter be executed in any amount for which the Building, Property, underlying leases, or Landlord's interest or estate in any of said items is specified as security.

B. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground Leases or underlying leases or any such liens to this Lease. In the event that any mortgage is foreclosed or a conveyance in lieu of foreclosure is made for any reason. Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor-in-interest to Landlord, at the option of such successor-in-interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority of subordination of this Lease with respect to any such underlying leases or the lien of any such Mortgage. Should Tenant fail to sign and return any such documents within twenty (20) business days of request, Tenant shall be in default, and Landlord may, at Landlord's option, terminate this Lease provided written notice of such termination is received by Tenant prior to Landlord's receipt of such documents executed by Tenant. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and on behalf of the Tenant.

C. In the event of any such subordination of this Lease, Tenant's possession of the Premises shall remain undisturbed and Tenant's rights under this Lease shall be recognized and shall not be adversely affected so long as Tenant is not in default under this Lease.

                            26. ESTOPPEL CERTIFICATES

A. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement certifying: (I) the Commencement Date of this Lease; (II) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications); (III) the date to which the Rent and other sums payable under this Lease have been paid; (IV) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (V) such other matters as are reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Section may be relied upon by any Mortgagee, ground lessor, purchaser or prospective purchaser of the Building, the Property or any interest therein.

B. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is


CENTRAL PLAZA LEASE-18
in full force and effect, without modification except as may be represented by Landlord (II) that there are no uncured defaults in Landlord's performance; and
(III) that not more than one (1) month's Rental has been paid in advance, and Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record estoppel certificates in the name and on behalf of Tenant.

                               27. HAZARDOUS WASTE

A. PRESENCE AND USE OF HAZARDOUS SUBSTANCES. Tenant shall not, without Landlord's prior written consent, keep on or around the Project, Property, Premises, Common Areas or Building, for use, disposal, treatment transportation, generation, storage or sale or any other purpose, any substances designated as, or containing components designated as hazardous, dangerous, infectious, toxic or harmful (collectively referred to as "Hazardous Substances") and/or is subject to regulation by any federal state or local law, regulation, statute or ordinance. With respect to any such Hazardous Substance, Tenant shall:

     1. Comply promptly, timely, and completely with all governmental requirements for reporting, keeping and submitting manifests, and obtaining and keeping current identification numbers;

     2. Submit to Landlord true and correct copies of all reports, manifests and identification numbers at the same time as they are required to be and/or are submitted to the appropriate governmental authorities;

     3. Within five (5) days of Landlord's request, submit written reports to Landlord regarding Tenant's use, storage, treatment, transportation, generation, disposal or sale of Hazardous Substances and provide evidence satisfactory to Landlord of Tenant's compliance with the applicable government regulations;

     4. Allow Landlord or Landlord's agent or representative to come on the Premises at all times to check Tenant's compliance with all applicable governmental regulations regarding Hazardous Substances;

     5. Comply with minimum levels, standards or other performance standards or requirements which may be set forth or established for certain Hazardous Substances (if minimum standards or levels are applicable to Hazardous Substances present on the premises, such levels or standards shall be established by an on-site inspection by the appropriate governmental authorities and shall be set forth in an Addendum to the Lease); and

     6. Comply with all applicable governmental rules, regulations and requirements regarding the proper and lawful use, sale, transportation, generation, storage, treatment, and disposal of Hazardous Substances. Any and all costs incurred by Landlord and associated with any violation of said governmental rules, regulations, or requirements by Tenant shall be paid by Tenant as additional rent and shall be due and payable immediately upon demand by Landlord.

B. CLEANUP COSTS, DEFAULT AND INDEMNIFICATION.

     1. Tenant shall be fully and completely liable to Landlord for any and all cleanup costs, and any and all other charges, fees, penalties (civil and criminal) imposed by any governmental authority with respect to Tenant's use, disposal, storage, transportation, generation and/or sale of Hazardous Substances, in or about the Project, Property, Premises, Common Areas or Building.


CENTRAL PLAZA LEASE-19

     2. Tenant shall indemnify, defend and save Landlord harmless from any and all of the costs, fees, penalties and charges assessed against or imposed upon Landlord (as well as Landlord's attorney's fees and costs) as a result of Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances.

     3. Upon Tenant's default under this Section in addition to the rights and remedies set forth elsewhere in this Lease, Landlord shall be entitled to the following rights and remedies:

          A. At Landlord's option, to terminate this Lease immediately; and/or

          B. To recover any and all damages associated with the default, including, but not limited to cleanup costs and charges, civil and criminal penalties and fees, loss of business and sales by Landlord and other tenants of the Building or Project, any and all damages and claims asserted by third parties and Landlord's attorney's fees and costs.

                            28. RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the reasonable Rules and Regulations which may be promulgated by Landlord from time to time. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of said Rules and Regulations.

                              29. CONFLICT OF LAWS

This Lease shall be governed by and construed pursuant to the laws of the State of Washington. Exclusive venue and jurisdiction of any dispute arising out of or relating to the lease, or Tenant's use and/or occupancy of the Premises, shall be in the State and Federal Courts located in Kitsap County, Washington.

                           30. SUCCESSORS AND ASSIGNS

Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

                            31. SURRENDER OF PREMISES

The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an Assignment to it of any or all subleases. Upon expiration or termination of this Lease, Tenant shall peaceably surrender the Premises and all alterations and additions thereto, broom clean the Premises, remove all trade fixtures, leave the Premises in good order, repair and condition, reasonable wear and tear expected, and comply with the provisions herein. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not be sufficient to constitute a termination of this Lease or surrender of the Premises.

                              32. PROFESSIONAL FEES

A. If Landlord should bring suit for possession of the Premises, for the recovery of any sum due under this Lease,


CENTRAL PLAZA LEASE-20
or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the even of any other litigation between the parties with respect to this Lease, or if Landlord incurs any legal or professional fees in its attempt to enforce this Lease, whether or not such enforcement efforts proceed to the filing of a lawsuit, then all reasonable costs and expenses, including without limitation, its reasonable actual professional fees such as appraisers', accountants', and attorneys' fees (including those on appeal), incurred therein shall be paid by Tenant. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all reasonable collection agency fees charged to Landlord in addition to Rent, late charges, interest and other reasonable sums payable under this Lease.

B. If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and reasonable expenses incurred in such suit, including without limitation, its actual reasonable professional fees such as appraisers', accountants' and attorneys' fees, unless such action is the result of the sole negligence of the Landlord.

                            33. PERFORMANCE BY TENANT

All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent except as specifically provided herein. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder, or if Tenant shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten
(10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other _ct to be made or performed by Tenant. All sums so paid by Landlord and all incidental costs together with interest thereon at the rate equal to the prime commercial rate of interest in effect at the time of such payment as published from time to time by Seattle First National Bank, Head Office, Seattle, Washington, plus two percent (2%), from the date of such payment by Landlord, shall be payable by Tenant to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in
Section 23.

                                 34. MORTGAGEES

If Tenant elects to terminate this Lease upon Landlord's default, Tenant must notify any Mortgagee whose address shall have been furnished to Tenant, at least ninety (90) days in advance of the proposed effective date of such termination. For purposes of this Lease, "Mortgagee" shall include all mortgagees or holders of a beneficial interest in a Deed of Trust constituting a lien on the Project or any portion thereof. During this ninety (90) day period, the Mortgagee may commence to curing the default. If the default cannot be cured within this ninety (90) day period, the Lease shall not be terminated if the Mortgagee or ground lessor have made diligent efforts to cure the default within said ninety
(90) day period and have diligent efforts. If the default is one which is not susceptible of cure by the Mortgagee within this ninety (90) day period because the mortgagee is not in possession of the Building or property, this ninety (90) day period shall be extended to include time needed to obtain possession of the Premises by the Mortgagee by power of sale or a judicial foreclosure or other legal means, provided that right to possession is pursued with due diligence.

                           35. DEFINITION OF LANDLORD

The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned,


CENTRAL PLAZA LEASE-21
shall be limited to mean and include only the owner or owners, or a ground lessee, a the time in question, of the fee title of the Premises. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants of this Lease, and the transferee(s), grantee(s) or assignee(s) shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder. Landlord may assign or transfer any and all obligations of Landlord hereunder during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

                                   36. WAIVER

The waiver by Landlord or Tenant or any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of a any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance by Landlord of Rent or other payments due Landlord hereunder shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent or other payment so accepted regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance by Landlord of a lesser sum than the Rent or other sum then due shall be deemed to be other than on account of the earliest installment of such Rent or other sum then due, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such amount due or pursue any other remedy available to Landlord pursuant to this Lease or otherwise. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar acts by Tenant.

                                37. SIGN CONTROL

Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises, Building or Project, including without limitation, the inside or outside of windows or doors, without the written consent of Landlord. Landlord shall have the right to remove any signs or other matter, installed without Landlord's permission, without being liable to Tenant by reason of such removal, and to charge the cost of removal to Tenant as additional rent hereunder, payable within ten (10) days of written demand by Landlord. Landlord reserves the right to establish or change sign policies and to bring any of Tenant's existing signs into compliance with any such policies, or to relocate Tenant's sign(s), at Landlord's expense. Tenant may display a sign subject to Landlord's approval in directory, at Tenant's expense and for a monthly rental of $20.00 per month.

                                   38. PARKING

Tenant and Tenant's employees may use the parking facilities upon such terms and conditions as may from time to time be established by Landlord and upon the terms and conditions set forth in the Rules and Regulations; provided, however, that there will be six (6) customer parking stalls reserved in the principal parking area of the demised premises. Landlord consents to Tenant placing appropriate "customer only" signs on those six (6) stalls.


CENTRAL PLAZA LEASE-22

                                39. FORCE MAJEURE

Landlord shall have no liability whatsoever to Tenant on account of: (A) the inability of Landlord to fulfill, or delay in fulfilling, any of Landlord's obligations under this Lease by reason of strike, other labor trouble, governmental preemption or priorities or other controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, or acts of God, beyond Landlord's reasonable control; or (B) any failure or defect in the supply, quantity or character of electricity, gas, water, or any other utility furnished to the Premises by reason of any requirements, act or omission of any public or private utility, or other entity furnishing the Building with such utilities, or for any other reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the above-described or events of force majeure.

                             40. TERMS AND HEADINGS

The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The Section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                                    41. TIME

Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

                        42. PRIOR AGREEMENT OR AMENDMENTS

This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in the Lease and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose unless contained in a writing executed by the party sought to be bound, on the same date or a date subsequent to the execution of this Lease. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors-in-interest.

                                43. SEVERABILITY

Any provisions of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provisions hereof, and such other provisions shall remain in full force and effect.

                                  44. RECORDING

Tenant shall not record this Lease nor a short form memorandum thereof without the prior consent of the Landlord. Landlord may in its sole discretion record this Lease or a memorandum thereof.

                           45. LIMITATION OF LIABILITY

the event of any alleged failure, breach or default hereunder by Landlord, the sole and exclusive remedy shall be


CENTRAL PLAZA LEASE-23
against the Landlord's interest in the building and his liability insurance limits.

                           46. MODIFICATION FOR LENDER

Notwithstanding anything to the contrary contained in this Lease, if, in connection with obtaining construction, interim or permanent financing for the Building and/or the Project the Lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

                               47. QUIET ENJOYMENT

Landlord covenants and agrees with Tenant that upon Tenant paying the Rent required under this Lease and paying all other charges and performing all of the covenants and provisions aforesaid on Tenant's part to be observed and performed under this Lease, and if Tenant is in compliance with the Rules and Regulations and Conditions, Covenants and Restrictions, Tenant shall and may peaceably and quietly have, hold, and enjoy the Premises in accordance with the Lease, provided that, Tenant's rights hereunder shall be subject to the provisions herein with respect to start-up inconveniences.

                            48. TENANT AS CORPORATION

If Tenant executes this Lease as a corporation, then Tenant and the person executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf in accordance with a duly adopted resolution of the Board of Directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, and in accordance with the Bylaws of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

                          49. MISCELLANEOUS PROVISIONS

Any term of this Lease which requires Landlord's consent or approval shall be construed to include the following words:

     "which consent or approval shall not be unreasonably withheld."

LANDLORD:                               TENANT:
                                        WESTSOUND BANK


/s/ LOUIS WEIR          10-1-01         BY: /s/ David K. Johnson        10/01/01
-------------------------------             ------------------------------------
LOUIS WEIR              Date            Its President                   Date


/s/ DELORES WEIR        10-1-01
-------------------------------
DELORES WEIR            Date


CENTRAL PLAZA LEASE-24

STATE OF Washington)
COUNTY OF Kitsap   )

I certify that I know or have satisfactory evidence that Louis J. Weir is the individual who appeared before me, and said individual acknowledged that he signed this instrument and acknowledged it to be a free and voluntary act for the uses and purposes mentioned in the instrument.



Dated: October 1, 2001          (SEAL)         /s/ CHERIE A. LARSON
                           CHERIE A. LARSON    ---------------------------------
                          COMMISSION EXPIRES   (Notary Public in and for the
                            NOTARY PUBLIC      State of Washington, residing at)
                              08-01-05
                         STATE OF WASHINGTON

My appointment expires                         Bremerton
August 1, 2005

STATE OF Washington)
COUNTY OF Kitsap   )

I certify that I know or have satisfactory evidence that Delores Weir is the individual who appeared before me, and said individual acknowledged that she signed this instrument and acknowledged it to be a free and voluntary act for the uses and purposes mentioned in the instrument.



Dated: October 1, 2001                         ---------------------------------
                                               (Notary Public in and for the
                                               State of Washington, residing at)

My appointment expires:
August 1, 2005                                 ---------------------------------

STATE OF Washington)
COUNTY OF Kitsap   )

I certify that I know or have satisfactory evidence that David K. Johnson is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of Westsound Bank to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.




Dated: October 1, 2001          (SEAL)         /s/ CHERIE A. LARSON
                           CHERIE A. LARSON    ---------------------------------
                          COMMISSION EXPIRES   (Notary Public in and for the
                            NOTARY PUBLIC      State of Washington, residing at)
                              08-01-05
                         STATE OF WASHINGTON

My appointment expires                         Bremerton
August 1, 2005

                                   EXHIBIT "A"

                                 SILVERDALE WAY

                                 CENTRAL PLAZA
                                   Site plan

                                (CENTRAL PLAZA)

Safeway

                                   EXHIBIT "B"

That portion of the South one half of the North one half of the Southwest one quarter of the Southwest one quarter of Section 16, Township 25 North, Range 1 East, W.M., in Kitsap County, Washington, lying Southeasterly of Kitsap Way and Westerly of the West line of the East 572.00 feet of said subdivision as measured along the South line of said Southwest one quarter of the Southwest one quarter described as follows:

Commencing at the Southwest corner of said Southwest one quarter of Section 16; thence North 00 degrees 43'30" East along the West line of said Southwest one quarter, a distance of 990.02 feet to the North line of said South one half of the North one half of the Southwest one quarter of the Southwest one quarter; thence South 88 degrees 28'07" East along said North line, a distance of 505.79 feet to the Southeasterly right-of-way line of said Kitsap Way and the True Point of Beginning, said point being 50.00 feet when measured at right angles from the centerline of said Kitsap Way; thence continue South 88 degrees 28'07" East along said North line a distance of 232.35 feet to said West line of the East 572.00 feet of said subdivision as measured along the South line of said Southwest one quarter of the Southwest one quarter; thence South 00 degrees 55'52" West along said West line a distance of 206.30 feet; thence North 88 degrees 28'07" West a distance of 383.78 feet to said Southeasterly right-of-way line of Kitsap Way; thence North 37 degrees 25'10" East along said Southeasterly right-of-way line, a distance of 254.63 feet to the True Point of Beginning.

                                   EXHIBIT "C"

A license is granted to tenants, employees and customers to remain on Central Plaza property during business hours provided they refrain from the following conduct or activities which are prohibited:

1. Engaging in any criminal activity as defined by Silverdale, Kitsap County and Washington State criminal codes.

2. Relocating or misusing Central Plaza furniture; including placing feet on chairs or benches or leaning back on two legs of chairs.

3. Putting out cigarettes on the floor or furniture and otherwise littering on the property.

4. Garnering in groups that block traffic ways, stairs, escalators or storefronts.

5.   Skateboarding or roller-skating on the property.

6.   Horse play - running, jumping, pushing, jostling patrons and/or customers.

7.   Creating loud noise or amplified yelling or screaming.

8. Wearing apparel with spikes, studs or martial arts equipment or other paraphernalia which may be dangerous or harmful to persons or property on the property.

9.   Spitting or throwing anything while on the property.

10. Distributing handbills or soliciting in unauthorized locations, or panhandling.

11.  Using obscene or offensive language or gestures (spoken or displayed).

12.  Damaging plants or landscaping.

13.  Entering a restroom which is designated solely for the opposite sex.

14. Posting handbills, posters, or other literature outside the tenants premises.

15.  Failure to be fully clothes (i.e. no shoes or shirt).

16.  Using sexually explicit language or conduct.

17.  Sitting on handrails, stairs, or trash receptacles.

18. Engaging in any other activity which in the reasonably exercised judgment of Landlord, and its security officers, constitutes any annoyance of nuisance to other persons entitled to use the property for its intended purpose.

19. Tenant shall, and Tenant will require all employees to, park in areas which are from time to time designated by the Landlord and refrain from parking in areas designated for customers, loading or otherwise restricted.

                                   EXHIBIT "D"

Landlord agrees to deliver to Tenant, and Tenant agrees to accept from Landlord, possession of Suites 1 and 2, Central Plaza "AS IS" with no renovation of any kind, except for the replacement of the stained ceiling tiles, which shall be replaced at Landlord's sole expense. All repairs, renovation or improvements shall be performed by Tenant at Tenant's sole expense in accordance with the terms and conditions of this Lease.

PROJECT:                WESTSOUND PLAZA

TENANT:                 WESTSOUND BANK

USE:                    BANKING & RELATED ISSUES

SPACE & SQUARE FEET:    SUITE 3
                        2,838 SQUARE FEET

LOUIS AND DELORES WEIR                                         WOLFE LAW OFFICES
WESTSOUND PLAZA LEASE                                           216 Sixth Street
                                                             Bremerton, WA 98337
                                                               Ph. (360)782-4200
                                                              Fax: (360)782-4212

                                      LEASE

THIS LEASE is made as of this 1st day of October, 2003, by and between LOUIS and DELORES WEIR, husband and wife, hereinafter called "Landlord," and Westsound Bank, hereinafter called "Tenant."

                              1. BASIC LEASE TERMS

A.   COMMENCEMENT DATE:       October 1, 2003

B.   TENANT:                  Westsound Bank

     ADDRESS: Westsound Plaza, Suite #3, 9960 Silverdale Way, Silverdale, WA 98383 Main Address: P.O. Box 405, Bremerton, WA 98337

     PHONE:                   (360)405-1200

C.   LANDLORD:                Louis and Delores Weir

     ADDRESS:                 P.O. Box 3650
                              Silverdale, WA 98383

     PHONE:                   (360)698-1276

D.   PREMISES AREA:           Westsound Plaza
                              9960 Silverdale Way NW, Suite #3
                              Silverdale, WA 98383

E.   SQUARE FOOTAGE:          2838

F.   TENANT'S PERCENTAGE:     9.8%

G.   LEASE TERM:              8 years

H.   OPTION TO EXTEND:        Two 5 year options

I.   BASE RENT:               $16.00 per square foot = $45,408.00 per year,
                              payable monthly

              BASE RENT IN YEAR 1 = $3.784.00 /MONTH + 5% ANNUALLY

J.   ADDITIONAL RENT:         $4.00 per square foot = $11,352.00 per year,
                              payable monthly

             ADDITIONAL RENT IN YEAR 1 = $946.00/MONTH + 3% ANNUALLY

K.   SIGNAGE:                 $20.00/MONTH


WESTSOUND PLAZA LEASE-1

     TOTAL RENT YEAR 1
     (BASE RENT + ADDITIONAL RENT + SIGNAGE) $4,750.00/MONTH

L.   SECURITY DEPOSIT:        $4,750.00   PD 2.5.04

M.   USE OF PREMISES:         Banking and related uses

N.   BROKERS:                 None

O.   PARKING:                 Two (2) reserved spaces, signed at Tenant's
                              expense

P. ENUMERATION OF EXHIBITS: The exhibits enumerated in this Section and attached to this Lease are incorporated herein by reference and are to be construed as part of this Lease. Each party agrees to perform any obligations on its part stated in any and all such Exhibits:

     Exhibit A   -Site Plan of the Shopping Center
     Exhibit B   -Legal Description
     Exhibit C   -Rules and Regulations
     Exhibit D   -Description of Landlord's and Tenant's Work

Section 1 represents a summary of the basic terms of this Lease. In the event of any inconsistency between the terms contained in Section 1 and any other clause of this Lease, the terms of that clause shall prevail.

LANDLORD:                               TENANT: Westsound Bank


/s/ Louis Weir                          By: /s/ Illegible
-------------------------------------       ------------------------------------
Louis Weir                              Its: PRESIDENT


/s/ Delores Weir
-------------------------------------
Delores Weir

Tenant's Rent Payments Do Not Commence Until January 1, 2004. There Shall be No Rent Paid for October, November and December of 2003.


WESTSOUND PLAZA LEASE-2

               2. PREMISES AND COMMON AREA LEASED

A.   DEFINITIONS.

          1. Landlord hereby leases to Tenant and Tenant leases from Landlord those certain premises described in Section 1 and in Exhibit "A" attached hereto (the "Premises").

          2. The Premises are contained within a building (the "Building") which is located at the address designated in Section 1 and Legally described on Exhibit "B" attached hereto (the "Property"). The term "Building" shall include all of the rentable square feet and the Common Areas as defined herein.

          3. "Common Areas" shall be defined as areas appurtenant to the Premises which are not a part of a Premises for any other tenant in the Building, including, but not limited to: entrances, lobbies, stairways, common ducts, conduits, wire and appurtenant equipment serving the Premises, trash areas, parking areas, roadways, sidewalks, walkways, and landscaped areas and similar areas and facilities on the Property which are appurtenant to the Building.

B. Use OF BUILDING COMMON AREAS. Tenant shall have the nonexclusive right to use in common with other tenants in the Building, the Common Areas subject to the Rules and Regulations which may be promulgated by Landlord from time to time (the "Rules and Regulations").

C. RESERVATION. Landlord reserves the right from time to time without unreasonable interferences with Tenant's use:

          1. To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building; and

          2. To make changes, additions or deletions to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and hallways; and specifically but without limitation to modify the surface parking area; and

          3. To temporarily close any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available, and

          4. To add additional building and improvements to the Common Areas;
          and

          5. To use the Common Areas while engaged in making additional improvements, repairs and alterations to the Building, or any portion thereof;


WESTSOUND PLAZA LEASE-3

          6. To perform such other acts and make such other changes in, to or with respect to the Common Areas and the Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

D. COMMENCEMENT DATE. The Lease Term shall be for the period designated in
Section 1, commencing on the date specified in Section 1, and ending on the expiration of such period, unless the Lease Term shall be sooner terminated as provided in this Lease. The date upon which the Lease commences shall be Commencement Date. Reference in this Lease to a "Lease Year" shall mean each twelve month period commencing with the first day of the calendar month in which the term of the Lease commences.

E. OPTION TO EXTEND. IN THE EVENT TENANT IS NOT IN DEFAULT AND HAS NOT BEEN IN DEFAULT AT ANY TIME DURING THE LEASE TERM, TENANT SHALL HAVE THE RIGHT TO EXTEND THE LEASE TERM FOR TWO PERIODS OF Five (5) YEARS ON THE TERMS AND CONDITIONS SET FORTH HEREIN ("OPTION "). IN THE EVENT TENANT WISHES TO EXERCISE ITS OPTION TO EXTEND, TENANT SHALL NOTIFY LANDLORD IN WRITING NO LATER THAN NINETY (90) DAYS BEFORE THE EXPIRATION OF THE LEASE TERM. IN THE EVENT TENANT PROVIDES SUCH NOTICE, AND IS NOT AND HAS NOT BEEN IN DEFAULT AT ANY TIME DURING THE LEASE TERM THEN LANDLORD AND TENANT SHALL BE BOUND TO EXTEND THE LEASE TERM FOR THE PREMISES ON THE SAME TERMS AND CONDITIONS OF THE LEASE EXCEPT FOR:

     1. THE LEASE TERM SHALL BE EXTENDABLE FOR AN ADDITIONAL TWO Five (5) YEAR TERMS; AND

     2. THE BASE RENT FOR THE OPTION PERIOD SHALL BE NEGOTIATED. IN THE EVENT LANDLORD AND TENANT ARE UNABLE TO AGREE UPON A PROPER RENTAL FOR THE EXTENDED TERM, THEN EACH OF THE PARTIES HERETO SHALL APPOINT AN ARBITRATOR, AND IN CASE THE ARBITRATORS ARE UNABLE TO AGREE ON A PROPERTY RENTAL FOR THE EXTENDED TERM, THEY SHALL JOINTLY APPOINT A THIRD ARBITRATOR. IF THEY SHOULD BE UNABLE TO AGREE ON A THIRD ARBITRATOR, THEN THE THIRD ARBITRATOR SHALL BE APPOINTED BY THE PRESIDING JUDGE OF THE SUPERIOR COURT OF KITSAP COUNTY, WASHINGTON. THE DECISION OF ANY TWO SUCH ARBITRATORS SHALL BE BINDING UPON THE PARTIES HERETO. THE COSTS AND EXPENSES OF THE ARBITRATION PROCEEDING SHALL BE BORNE EQUALLY BY THE PARTIES, EXCEPT THAT EACH PARTY SHALL BE RESPONSIBLE FOR ITS OWN ATTORNEYS' FEES AND COSTS, UNLESS THE ARBITRATOR'S AWARD IS OTHERWISE. IN NO EVENT SHALL THE BASE RENT BE LESS THAN THE BASE RENT FOR THE LAST YEAR OF THE INITIAL LEASE TERM.

F. TENANT'S RIGHT TO TERMINATE. In the event Tenant elects to terminate this Lease in order to relocate at another location in Silverdale, which Tenant's Board of Directors determines is a better place of business for Tenant, then in that event, Tenant may terminate this Lease upon ninety (90) day's advance written notice; provided, however, that in the event of such termination, all of Tenant's leasehold improvements shall be removed at Tenant's sole expense and the Premises shall be restored to their original condition, or better.


WESTSOUND PLAZA LEASE-4

                                  3. POSSESSION

A. DELIVERY OF POSSESSION. Landlord shall deliver possession to Tenant on or before the Commencement Date as set forth in Section 1.

B. TENANT IMPROVEMENTS. Tenant hereby acknowledges that Landlord has no obligation to make improvements to the space prior to Tenant's occupancy. (See Exhibit "D").

                                     4. RENT

A. BASE RENT. Tenant hereby covenants and agrees to pay Landlord as Base Rent for the Premises the sum as provided in Section 1 above (subject to adjustment as hereinafter provided), in advance, on the first day of each calendar month from the Commencement Date, beginning _______ 2003 object of the terms outlined on page 2 of the lease. If the Lease Term commences or ends on any day other than the first day of a calendar month, then the Base Rent for such month shall be prorated. In addition to the Base Rent, Tenant agrees to pay the Additional Rent required by this Lease. All Rent shall be paid to LOUIS AND DELORES WEIR, P.O. Box 3650, Silverdale, WA 98383, without prior demand and without any deduction or offset, in lawful money of the United States of America, at the address of Landlord designated in Section 1 or to such other person or at such other place as Landlord may from time to time designate in writing.

B. LATE CHARGES AND INTEREST. In the event Tenant fails to pay Rent within ten
(10) days of the date when due or in the event Tenant fails to make any other payment for which Tenant is obligated under this Lease when due, the Tenant shall pay to Landlord a late charge equal five percent (5%) of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment. Additionally, all such delinquent Rent or other sums, plus late charges, shall bear interest from the date due until paid, at the prime commercial rate of interest in effect at the time such obligation becomes delinquent as published from time to time by the Wall Street Journal, plus two percent (2%). Any payments of any kind returned for insufficient funds will be subject to an additional charge of $25.00. The provisions set forth herein shall be in addition to and shall not limit Landlord's remedies in the event of Tenant's failure to pay Rent.

C. DEFINITION. Any reference to "Rent" or "Rental" in this Lease shall mean both Base Rent and Additional Rent as defined herein.

D. RECEIPT. The amount of Three Thousand Seven Hundred Eighty-Four Dollars ($3,784.00) is paid herewith to Landlord on January 1, 2004, receipt of which is hereby acknowledged, which shall represent the first month's rental.

E. ADJUSTMENTS. Base Rent shall increase by five percent (5%) each year.

                               5. ADDITIONAL RENT

A. DEFINITION. In addition to the Base Rent, Tenant shall pay Tenant's Percentage of Additional Rent which shall be comprised of the Property Taxes and Operating Expenses defined as follows:


WESTSOUND PLAZA LEASE-5

     1. PROPERTY TAXES. The terms "Property Taxes" shall include all real and personal property taxes, assessments, license fees, license tax, rental tax, levy, or tax on net income imposed by any governmental authority or agency on the Property and on all other improvements, fixtures, equipment and other property of Landlord located in or used in connection with the operation of the Property.

     2. OPERATING EXPENSES. The term "Operating Expenses" shall include the total amounts paid or payable by Landlord or others on behalf of Landlord in connection with the ownership, maintenance, repair and operation of the Building and the Property and shall include, but not be limited to the following: (A) total charges of any independent contractors employed in the care and operation, management, maintenance and repair of the Property and/or the Building; (B) cost of the fire alarm system; (C) landscaping;
     (D) trash removal; (E) the amount paid for all supplies, tools, equipment and necessities which are occasioned by every day wear and tear; (F) the cost of all utilities which are not separately metered including electricity, gas, water and sewer charges; (G) the amount paid for premiums of all insurance required from time to time by Landlord and Landlord's mortgagee and other items as are now or hereafter customarily included in the cost of managing, operating, maintaining, and repairing.

B. SEPARATELY METERED UTILITIES. Tenant shall be responsible for all separately metered utilities and services.

C. HVAC. Landlord warrants that the HVAC system currently serving Tenant's premises is in good repair and subject to a repair and maintenance contract. Tenant shall pay their proportion of the repair and maintenance contract charges as well as the cost of any other repairs incurred during each year as additional rent, upon being billed therefore.

D. INTENT. The intent of this section is to require Tenant to pay its proportionate share of the Property Taxes and Operating Expenses and is intended to pass onto Tenant and cause to be reimbursed to Landlord all direct costs of operating, repairing and managing the Property, Common Areas, Building, and the Premises. Notwithstanding anything contained in this paragraph, the Rent payable by Tenant shall in no event be less than the Base Rent.

E. RECEIPT. The amount of Nine Hundred Forty-Six Dollars ($946.00) is paid herewith to the Landlord on January 1, 2004, receipt of which is hereby acknowledged, which shall represent the Additional Rent for January, 2004.

F. SIGNAGE. Tenant shall pay Landlord Twenty Dollars ($20.00) per month for rental of space on directory sign along Silverdale Way. The amount of $20.00 is paid herewith to the Landlord on January 1, 2004, receipt of which is hereby acknowledged, which shall represent the signage rent for January, 2004.

G. ADJUSTMENTS. The additional rent for the term of this Lease shall increase by three percent (3%) each year regardless of the actual increase in property taxes and operating expenses.


WESTSOUND PLAZA LEASE-6

                               6. SECURITY DEPOSIT

Upon the execution of this Lease, Tenant shall deposit with Landlord the amount of the Security Deposit ("Security Deposit") set forth in Section 1 in part as security for the performance by Tenant of the provisions of this Lease. If Tenant is in default, Landlord can use the Security Deposit or any portion of it to sure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord to maintain the Security Deposit in the amount initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the entire Security Deposit to Tenant. Landlord's obligations with respect to the deposit are those of a debtor and not of a trustee, and Landlord can commingle the Security Deposit with Landlord's general funds. Landlord is not required to pay Tenant interest on the Deposit. Landlord shall be entitled to immediately endorse and cash Tenant's Security Deposit; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said Security Deposit to Tenant. Should Landlord sell its interest in the Property during the Lease Term and if Landlord deposits with the purchaser the Security Deposit deposited by Tenant, Landlord shall be discharged from any further liability to Tenant with respect to the Security Deposit.

                                     7. USE

Tenant shall use the Premises for the purposes stated in Section 1 and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of law or of the Certificate of Occupancy issued for the Building, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in a "broom clean" condition. Tenant shall be responsible for all structural engineering required to determine structural load. Additional restrictions and regulation regarding Tenant's use of the Premises and Building shall be set forth in the Rules and Regulations.

                                   8. NOTICES

Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if mailed by registered or certified mail addressed to Tenant at the Building, or to Landlord at the address designated in Section 1. Either party may specify a different address for notice purposes by written notice to the other. The current addresses for notices are:


WESTSOUND PLAZA LEASE-7

TO LANDLORD:             TO TENANT:

Louis and Delores Weir   Westsound Bank
P.O. Box 3650            Attn: David Johnson, CEO
Silverdale, WA 98383     190 Pacific Avenue
                         Bremerton, WA 98337

                                 9. HOLDING OVER

If Tenant holds over after the expiration or earlier termination of the Lease Term without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at a rental rate equal to a Base Rent of one hundred fifty percent (150%) of the Base Rent in effect upon the date of such expiration and Additional Rent as calculated herein, prorated on a daily basis, and shall be subject to the terms, covenants and conditions of this Lease. Acceptance by Landlord of Rent after such expiration or earlier termination shall not result in a renewal or extension of this Lease. The foregoing provisions of this Section are in addition to and do not affect Landlord's rights specified herein or any rights of Landlord provided by law for such holding over. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss, claim or damage Landlord incurs, including without limitation, a claim made by a successor tenant for failure to provide possession of the Premises and any attorney's fees and costs incurred by Landlord related thereto.

                         10. TAXES ON TENANT'S PROPERTY

Tenant shall be liable for and shall pay, at least ten (10) days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

                            11. CONDITION OF PREMISES

A. REPRESENTATIONS. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business.

B. ACCEPTANCE. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were in satisfactory condition at such time, subject to punch list items agreed to by Landlord and Tenant in writing prior to Tenant's taking of possession.


WESTSOUND PLAZA LEASE-8

C. LANDLORD'S OBLIGATION. Landlord's sole construction obligation under this Lease shall be those obligations set forth in Exhibit "D".

                        12. ALTERATIONS AND IMPROVEMENTS

A. CONSTRUCTION OF IMPROVEMENTS. Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord in writing. Tenant shall submit to Landlord plans and specifications for any proposed alterations, additions or improvements to the Premises, and Tenant may not make such alterations, additions or improvements except in accordance with the plans and specifications approved by Landlord, and shall not amend or modify such plans and specifications without Landlord's prior written consent. Tenant agrees that there shall be no construction of partitions or other improvements which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations. All such work shall be done at such times and in such manner as Landlord may from time to time designate and also shall comply with all applicable provisions of this Lease and the Rules and Regulations. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, regulations and requirements of all governmental agencies, offices and boards having jurisdiction over the Premises. Before commencing any work, Tenant shall give Landlord at least ten (10) days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond satisfactory to Landlord for said work. Tenant further covenants and agrees that any liens filed against the Property, the Premises, or the Building for work claimed to have been done for or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises shall become the property of Landlord, and shall remain upon, and be surrendered with the Premises as a part thereof, at the end of the Lease Term.

B. REMOVAL OF TENANT'S PROPERTY. All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease Term as long as: (I) such removal is made prior to the expiration of the Lease Term; (II) Tenant immediately repairs all damage caused by or resulting from such removal; and (III) Tenant is not in default hereunder. Such installation, location and movement shall further be subject to the Rules and Regulations. If Tenant shall fail to remove all of its personal property fixtures from the Premises upon termination of this Lease, for any cause whatsoever, Landlord may, at its option, remove the same in manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges no such effects, for any length of time that the same shall be in Landlord's possession. If Tenant fails to pay for the cost of said storage after it has been stored for a period of thirty (30) days or more, Landlord may, at its option, sell said effects, or any of the same at private sale and without legal process, for such price at Landlord may obtain and apply the proceeds of such sale upon any


WESTSOUND PLAZA LEASE-9
amounts due under this Lease, including but not limited to the costs associated with the sale of the personal property and fixtures.

                                   13. REPAIRS

A. TENANT'S OBLIGATION. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant shall keep, maintain and preserve the Premises in the same condition as it was when delivered to Tenant and shall, at Tenant's sole cost and expense, make all repairs to the Premises which repairs shall be made in accordance with this Lease. Tenant shall, upon the expiration of the Lease Term surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear or damage caused by insured casualty excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Property, Common Areas, and Premises, or the Building. Tenant shall not be responsible for any expense nor required to make any repairs or replacements which may be necessary as a result of damage or destruction caused solely by Landlord's negligence or default.

                                    14. LIENS

Tenant shall not permit any mechanics', materialmen's or other liens to be filed against the Property, the Building or against Tenant's leasehold interest in the Premises. If any such liens are filed, Tenant shall have ten (10) days from the date of such filing in which to either remove such liens or to provide a bond indemnifying Landlord from and removing said lien in the amount of one hundred twenty-five percent (125%) of the claimed lien amount. If Tenant fails to take such measures in the time allowed, Landlord may, without waiving any of its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at a rate equal to the prime commercial rate of interest in effect at the time such obligation is paid by Landlord as published from time to time by the Wall Street Journal, plus two percent (2%) which interest rate shall apply from the date of such payment by Landlord.

                              15. ENTRY BY LANDLORD

Landlord reserves and shall have the right to enter the Premises at reasonable times and in a reasonable matter to: (A) inspect the same; (B) to show the Premises to prospective purchasers or tenants; (C) to alter, improve or repair the Premises or any other portion of the Building, without being deemed guilty of any eviction of Tenant and without abatement of Rent. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises except to the extent such damages or loss result solely from the negligence or willful misconduct of Landlord, its agents or employees. Landlord shall have the right to use and all means which Landlord may deem proper to open door and to enter the Premises in an emergency. Any such entry to the Premises by Landlord by any means shall not


WESTSOUND PLAZA LEASE-10
be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or improvements except as otherwise expressly agreed herein by Landlord.

                           16. UTILITIES AND SERVICES

Tenant hereby acknowledges that Landlord has provided Tenant electricity for normal lighting and fractional horsepower office machines, utilities and heat separately metered to the Premises. Landlord shall furnish light to Common Areas. The failure of such service if caused by (A) accident, breakage or repairs; (B) strikes, lockouts or other labor disturbance or labor dispute of any character; (C) governmental regulation, moratorium or other governmental action; (D) inability despite the exercise of reasonable diligence or obtain electricity, water or fuel; or by (E) any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord. In addition, Tenant shall not be entitled to any abatement or reduction of Rent by reason of such failure, and no eviction of Tenant shall result from such failure.

                                 17. BANKRUPTCY

If Tenant shall file a petition in bankruptcy under any provision of the bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within sixty (60) days from the date thereof, or if a receiver or trustee shall be appointed for Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within sixty (60) days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant without the prior written consent of Landlord, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord.

                         18. INDEMNIFICATION OF LANDLORD

A. TENANT'S INDEMNIFICATION. Subject to the Section, Tenant shall indemnify, defend and hold Landlord, its trustees, general partners, limited partners, agents, employees or contractors, harmless from all claims (1) arising from Tenant's use of the Premises; (2) arising from the conduct of Tenant's business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, the Property, the Building or the Common Areas and (3) arising from the act, omission, or negligence of any agent, employee, sublessee, licensee or invitee of Tenant, in or about the Property, the Premises, Building or the Common Areas. Tenant shall further indemnify, defend and hold Landlord, its trustees, general partners, limited partners, agents, employees or contractors, harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease including Tenant's obligation to comply with the Rules and Regulations and Covenants, Conditions and Restrictions and from and against all costs, attorneys' fees, expenses and liabilities incurred in connection with any claim or any action or proceeding which is brought


WESTSOUND PLAZA LEASE-11
against Landlord, its trustees, general partners, limited partners, agents, employees or contractors. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Property, Premises, Building, or the Common Areas from any cause whatsoever except that which is caused by the failure of Landlord, its general partners, limited partners, agents, employees or contractors, to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure to Landlord. Tenant hereby waives all its claims in respect thereof against Landlord, its general partners, limited partners, agents, employees or contractors.

B. LIMITATION. Notwithstanding this Section, in the event of concurrent negligence of Tenant, its agents, employees, sublesses, invitees, licensees or contractors on the one hand, and that of Landlord, its trustees, general partners, limited partners, agents, employees, or contractors on the other hand, which concurrent negligence results in injury or damage to persons or property and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Property, the Premises, Common Areas, or the Building, Tenant's obligation to indemnify Landlord as set forth in this Section shall be limited to the extent of Tenant's negligence, and that of its agents, employees, sublessees, invitees, licensees or contractors, including Tenant's proportional share of costs, attorneys' fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage.

C. EXCEPTION. Neither Landlord nor its trustees, general partners, limited partners, agents, employees or contractors of Landlord shall be liable (1) for any such damage caused by other Tenants or persons in or about the Building; (2) caused by public or quasi-public work; or (3) for consequential damages arising out of any loss of the use of the Premises of any equipment or facilities therein by Tenant or any person claiming through or under Tenant; except to the extent caused solely by the gross negligence or willful misconduct of Landlord.

                         19. DAMAGE TO TENANT'S PROPERTY

Notwithstanding the provisions of the preceding Section to the contrary (except in the event of concurrent negligence by Landlord and Tenant as governed above), Landlord, its trustees, general partners, limited partners, agents, employees or contractors, shall not be liable for (A) any damage to any property entrusted to employees of the Building (B) loss or damage to any property by theft or otherwise, or (C) any injury or damage to persons or property resulting from fire, earthquake, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Landlord, its trustees, general partners, limited partners, agents, employees or contractors, be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or defects therein or in the fixtures or equipment.


WESTSOUND PLAZA LEASE-12

                                  20. INSURANCE

A. TENANT'S INSURANCE. Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

     1. Standard form property insurance against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") glass coverage and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Building including, without limitation, furniture, fittings, installations, fixtures (other than Tenant Improvements installed by Landlord), and any other personal property, in an amount not less than ninety percent (90%) of the full replacement costs thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any Mortgagees of Landlord as defined in this Lease shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Building in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any Mortgagees of Landlord as insured parties, as their respective interests may appear;

     2. Comprehensive General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, such insurance shall be in the amount of at least $1,000,000 Combined Single Limit for Injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, such liability amount may be adjusted by Landlord from time to time upon written notice to Tenant. The Policy shall insure the hazards of the Premises and Tenant's operations thereon, independent contractors, contractual liability (covering the indemnity contained in Section 18 hereof) and shall: (A) name Landlord as an additional insured; (B) contain a cross liability provision; and (C) contain a provision that the insurance provided by the Tenant hereunder shall be primary and that other insurance available to the Landlord shall be non-contributing;

     3. Workers' Compensation and Employer's Liability insurance as required by law;

     4. Any other form or forms of insurance as Tenant or Landlord or any Mortgagees or Landlord may reasonably require from time to time in order to protect Landlord, other tenants of the Building, or any Mortgagee of Landlord, or if required by law or regulation.

B. FORM. All insurance policies shall be written in a form and with an insurance company reasonably satisfactory to Landlord. Within ten (10) days after Tenant takes possession of the Premises, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts, and form of coverage required by this Lease. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as


WESTSOUND PLAZA LEASE-13

Additional Rent. If Landlord obtains any insurance that is the responsibility of Tenant under this Section, Landlord shall deliver to Tenant a written statement setting forth the costs of any such insurance and showing in reasonable detail the manner in which it has been computed.

C. LANDLORD'S INSURANCE. During the Lease Term, Landlord shall insure the Building (excluding any property which Tenant is obligated to insure) against damage with fire and other forms of physical damage insurance as well as public liability insurance, all in such amounts and with such deductibles as Landlord considers appropriate. Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or Landlord's Mortgagees may determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

D. DUTY OF TENANT. Tenant will not keep, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building. If Tenant's occupancy, use, or business in, or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as Additional Rent within ten (10) days after being billed therefore by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building or the Tenant Improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of any present or future insurer relating the Premises.

E. CANCELLATION. If any of Landlord's insurance policies shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant, its agents, employees, agents or invitees or any assignee or sublessee of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase of premiums, within forty-eight (48) hours after notice thereof, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the costs thereof to Landlord as Additional Rent. In such event, Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others and Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Section, if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to remedy such default.

F. SUBROGATION. All policies of insurance required hereunder shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Landlord and Tenant waive any rights to recovery against the other for injury or loss due to hazards covered by policies of insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.


WESTSOUND PLAZA LEASE-14

                            21. DAMAGE OR DESTRUCTION

A. TOTAL DESTRUCTION. In the event of the total destruction of the Premises and/or the Building (Defined as destruction equal to or exceeding 25% of the full insurable value of the Premises and/or Building), Landlord shall, at Landlord's sole option, either commence repair, reconstruction and restoration of the Building and/or the Premises as soon as reasonably possible and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or, within sixty (60) days after such destruction, elect not to so repair, reconstruct or restore the Building and/or the Premises, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within said sixty (60) day period. In the event Landlord elects not to restore the Building and/or Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

B. PARTIAL DESTRUCTION. In the event of a partial destruction of the Building and/or the Premises (defined as destruction of less than twenty-five percent (25%) of the full insurable value of the Premises and/or Building) and if the damage thereto is such that the Building and/or the Premises may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such a casualty, and if Landlord will receive insurance proceeds sufficient to cover the cost of all such repairs, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration shall require a period longer than ninety (90) days or if Landlord will not receive insurance proceeds sufficient to cover the cost of all such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and the Lease shall then terminate. Under any of the conditions of this Section, Landlord shall give written notice to Tenant of its intention within sixty (60) days of the partial destruction. In the event Landlord elects not to restore the Common Areas and/or the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

C. TERMINATION. Upon the termination pursuant to the terms of this Paragraph 21, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid. Notwithstanding the provisions of Sections 21 A and B above, if total or partial destruction is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

D. ABATEMENT. In the event of repair, reconstruction and/or restoration by Landlord as herein provided, the Rental payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration; provided that there shall be no abatement of Rent if such damage is the result of Tenant's act, omission or negligence of that of its agents, employees, sublessee, invitee, or licensees. In the event of concurrent negligence, Tenant's Rent shall be abated proportionately in an amount equal to the extent Tenant is not negligent. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.


WESTSOUND PLAZA LEASE-15

E. DELAYS. Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Section. Notwithstanding anything to the contrary contained this Section, if Landlord is delayed or prevented from repairing or restoring the damaged Building, Common Areas and/or Premises within ninety (90) days after the occurrence of such damage or destruction by reason of acts of God, war, governmental, restrictions, inability to procure the necessary labor or materials, or other cause beyond the reasonable control of Landlord, Landlord may terminate this Lease, whereupon Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said ninety (90) day period.

F. EXTENT. If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Building, Common Areas and/or the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant. Landlord shall perform repairs in a timely and workmanlike manner.

G. WAIVER. Landlord and Tenant hereby waive the provisions of any statutes or court decisions which relate to the abatement or termination of leases when leased property is damaged or destroyed and agree that such event shall be exclusively governed by the terms of this Lease.

                               22. EMINENT DOMAIN

In case all of the Property, the Premises, Building, or such part thereof as shall substantially interfere with either Landlord's or Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said taking authority. Also if Landlord determines, in the event of a taking of all or a part of the Common Areas that any such taking will prohibit or inhibit ingress or egress to the Premises or the Building, or will interfere with parking in the Building or areas necessary for or to operation of the Building, Landlord shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said taking authority. Tenant shall not assert any claim against Landlord for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award resulting from said taking without deduction for any estate or interest of Tenant. In the event the amount of property and type of estate taken shall not substantially interfere with the conduct of Tenant's business, or, with respect to the Common Areas, Landlord determines it will not interfere with ingress and egress to the Building, parking or areas necessary to the operation of the Building and Landlord determines in its sole discretion Landlord is economically able to restore the Premises and/or the Building to an operating entity comparable to that which existed prior to the taking, Landlord shall restore the area affected by the taking. If a portion of the Premises was affected by such taking, a proportionate allowance shall be made to Tenant for the Rent corresponding to the time during which, and to the part of the Premises which Tenant shall be so deprived on account of such taking and restoration. Tenant shall not have the right to make a separate claim with the condemning authority for the value of Tenant's property and leasehold interest and/or moving and relocation expenses.


WESTSOUND PLAZA LEASE-16

                            23. DEFAULTS AND REMEDIES

A. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

     1. The vacation or abandonment of the Premises by Tenant. Abandonment and vacation are herein defined to include, but are not limited to an absence by Tenant from the premises for ten (10) successive business days or longer;

     2. The failure by Tenant to pay Rent, Additional Rent or make any other payment required to be made by Tenant hereunder, within ten (10) days of written notice of the date when due;

     3. The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease and Rules and Regulations to be observed or performed by Tenant, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant. If the nature of Tenant's default is such that more than ten (10) days are reasonably required, in the Landlord's sole discretion, for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within ten (10) day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord;

     4. (A) The making by Tenant if any general assignment for the benefit for creditors: (B) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (C) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days; or (D) the appointment of a receiver for Tenant or any of Tenant's assets;

B. REMEDIES. In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to re-enter the Premises as set out in Paragraph C hereafter. In the event of such re-entry, Landlord may recover from Tenant:

     1. Any unpaid Rent which had been earned at the time of such termination; plus

     2. The amount of unpaid Rent for the balance of the Lease Term; plus

     3. Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligation under this Lease.

C. RE-ENTRY. In the event of any such default by Tenant, Landlord shall also have the right without notice, with or without terminating this Lease, to re-enter the Premises and remove all


WESTSOUND PLAZA LEASE-17
persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

D. ABANDONMENT. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in
Section 23C above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or re-let the Premises or any part thereof for the term of this Lease on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

E. RELETTING. In the event that Landlord shall elect to so re-let, then Rentals received by Landlord from such re-letting shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such re-letting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied to payment of future Rent as the same may become due and payable hereunder. Should the portion of such Rentals received from such re-letting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefore by Landlord.

F. CUMULATIVE REMEDIES. All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease.

                               24. ASSIGNMENT AND SUBLETTING

Tenant shall not voluntarily or involuntarily assign, encumber, hypothecate, sublease all or any part of the Premises or otherwise transfer (hereinafter collectively referred to as "Assignment") its interest in this Lease or in the Premises, without first obtaining Landlord's prior written consent which consent may not be unreasonably withheld. An assignment shall not release Tenant from any obligations hereunder. Except as specified herein, any Assignment without Landlord's prior consent, shall be voidable at Landlord's election and shall constitute a default. Except as specified herein, if Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation or liquidation, or any change in the ownership of the corporation, shall constitute an Assignment for the purposes of this Section. If Tenant is a partnership, any transfer of this Lease of dissolution, or any change in the ownership of the Partnership, shall constitute an Assignment for the purposes of this Section. No consent to an Assignment shall constitute a further waiver of the provisions of this Section.


WESTSOUND PLAZA LEASE-18

                                25. SUBORDINATION

A. Without the necessity of any additional document being executed by Tenant for the purpose of effective subordination, and at the election of Landlord or any Mortgagee, this Lease shall be subject and subordinate at all times to:

     1. All ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the Property upon which the Building is situated or both;

     2. The lien of any Mortgage or Deed of Trust which may now exist or hereafter be executed in any amount for which the Building, Property, underlying leases, or Landlord's interest or estate in any of said items is specified as security.

B. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground Leases or underlying leases or any such liens to this Lease. In the event that any mortgage is foreclosed or a conveyance in lieu of foreclosure is made for any reason. Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the success-in-interest to Landlord, at the option of such successor-in-interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority of subordination of this Lease with respect to any such underlying leases or the lien of any such Mortgage. Should Tenant fail to sign and return any such documents within twenty (20) business days of request, Tenant shall be in default, and Landlord may, at Landlord's option, terminate this Lease provided written notice of such termination is received by Tenant prior to Landlord's receipt of such documents executed by Tenant. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and on behalf of the Tenant.

C. In the event of any such subordination of this Lease, Tenant's possession of the Premises shall remain undisturbed and Tenant's rights under this Lease shall be recognized and shall not be adversely affected so long as Tenant is not in default under this Lease.

                            26. ESTOPPEL CERTIFICATES

A. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement certifying: (I) the Commencement Date of this Lease; (II) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications): (III) the date to which the Rent and other sums payable under this Lease have been paid; (IV) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (V) such other matters as are reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Section may be relied upon by any Mortgage, ground lessor, purchaser or prospective purchaser of the Building, the Property or any interest therein.


WESTSOUND PLAZA LEASE-19

B. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (I) that this Lease is in full force and effect, without modification except as may be represented by Landlord (II) that there are no uncured defaults in Landlord's performance; and (III) that not more than one (1) month's Rental has been paid in advance, and Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record estoppel certificates in the name and on behalf of Tenant.

                               27. HAZARDOUS WASTE

A. PRESENCE AND USE OF HAZARDOUS SUBSTANCES. Tenant shall not, without Landlord's prior written consent, keep on or around the Project, Property, Premises, Common Areas or Buildings, for use, disposal, treatment transportation, generation, storage or sale or any other purpose, any substances designated as, or containing components designated as hazardous, dangerous, infectious, toxic or harmful (collectively referred to as "Hazardous Substances") and/or is subject to regulation by any federal, state or local law, regulation, statute or ordinance. With respect to any such Hazardous Substance, Tenant shall:

     1. Comply promptly, timely, and completely with all government requirements for reporting, keeping and submitting manifests, and obtaining and keeping current identification numbers;

     2. Submit to Landlord true and correct copies of all reports, manifests and identification numbers at the same time as they are required to be and/or are submitted to the appropriate governmental authorities;

     3. Within five (5) days of Landlord's request, submit written reports to Landlord regarding Tenant's use, storage, treatment, transportation, generation, disposal or sale of Hazardous Substances and provide evidence satisfactory to Landlord of Tenant's compliance with the applicable government regulations;

     4. Allow Landlord or Landlord's agent or representative to come on the Premises at all times to check Tenant's compliance with all applicable governmental regulations regarding Hazardous Substances;

     5. Comply with minimum levels, standards or other substances or requirements which may be set forth or established for certain Hazardous Substances (if minimum standards or levels are applicable to Hazardous Substances present on the premises, such levels or standards shall be established by an on-site inspection by the appropriate governmental authorities and shall be set forth in an Addendum to the Lease); and

     6. Comply with all applicable governmental rules, regulations and requirements regarding the proper and lawful use, sale, transportation, generation, storage, treatment and disposal of Hazardous Substances. Any and all costs incurred by Landlord and associated with any violation of said governmental rules, regulations, or requirements by Tenant shall be paid by Tenant as additional rent and shall be due and payable immediately upon demand by Landlord.


WESTSOUND PLAZA LEASE-20

B. CLEANUP COSTS, DEFAULT AND INDEMNIFICATION

     1. Tenant shall be fully and completely liable to Landlord for any and all cleanup costs, and any and all other charges, fees, penalties (civil and criminal) imposed by any governmental authority with respect to Tenant's use, disposal, storage, transportation, generation and/or sale of Hazardous Substances, in or about the Project, Property, Premises, Common Areas or Building.

     2. Tenant shall indemnify, defend and save Landlord harmless from any and all of the costs, fees, penalties and charges assessed against or imposed upon Landlord (as well as Landlord's attorney's fees and costs) as a result of Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances.

     3. Upon Tenant's default under this Section in addition to the rights and remedies set forth elsewhere in this Lease, Landlord shall be entitled to the following rights and remedies:

          A. At Landlord's option, to terminate this Lease immediately; and/or

          B. To recover any and all damages associated with the default, including, but not limited to cleanup costs and charges, civil and criminal penalties and fees, loss of business and sales by Landlord and other tenants of the Building or Project, any and all damages and claims asserted by third parties and Landlord's attorney's fees and costs.

                            28. RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the reasonable Rules and Regulations which may be promulgated by Landlord from time to time. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any said Rules and Regulations.

                              29. CONFLICT OF LAWS

This Lease shall be governed by and construed pursuant to the laws of the State of Washington. Exclusive venue and jurisdiction of any dispute arising out of or relating to the Lease, or Tenant's use and/or occupancy of the Premises, shall be in the State and Federal Courts located in Kitsap County, Washington.

                           30. SUCCESSORS AND ASSIGNS

Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.


WESTSOUND PLAZA LEASE-21

                            31. SURRENDER OF PREMISES

The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an Assignment to it of any or all subleases. Upon expiration or termination of this Lease, Tenant shall peaceably surrender the Premises and all alterations and additions thereto, broom clean the Premises, remove all trade fixtures, leave the Premises in good order, repair and condition, reasonable wear and tear expected, and comply with the provisions herein. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not be sufficient to constitute a termination of this Lease or surrender of the Premises.

                              32. PROFESSIONAL FEES

A. If Landlord should bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, or if Landlord incurs any legal or professional fees in its attempt to enforce this Lease, whether or not such enforcement efforts proceed to the filing of a lawsuit, then all reasonable costs and expenses, including without limitation, its reasonable actual professional fees such as appraisers', accountants', and attorneys' fees (including those on appeal), incurred therein shall be paid by Tenant. If Landlord employs a collection agency to recover delinquent charges, Tenant agree to pay all reasonable collection agency fees charged to Landlord in addition to Rent, late charges, interest and other reasonable sums payable under this Lease.

B. If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and reasonable expenses incurred in such suit, including without limitation, its actual reasonable professional fees such as appraisers', accountants' and attorneys' fees, unless such action is the result of the sole negligence of the Landlord.

                            33. PERFORMANCE BY TENANT

All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent except as specifically provided herein. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder, of if Tenant shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten
(10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all incidental costs together with interest thereon at the rate equal to the prime commercial rate of interest in effect at the time of such payment as published from time to time by the Wall Street Journal, plus two percent (2%) from the date of such payment by Landlord, shall be payable by Tenant to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in Section 23.


WESTSOUND PLAZA LEASE-22

                                 34. MORTGAGEES

If Tenant elects to terminate this Lease upon Landlord's default, Tenant must notify any Mortgagee whose address shall have been furnished to Tenant, at lease ninety (90) days in advance of the proposed effective date of such termination. For purposes of this Lease, "Mortgagees" shall include all mortgagees or holders of a beneficial interest in a Deed of Trust constituting a lien on the Project or any portion thereof. During this ninety (90) day period, the Mortgagee may commence to curing the default. If the default cannot be cured within this ninety (90) day period, the Lease shall not be terminated if the Mortgagee or ground lessor have made diligent efforts to cure the default within said ninety
(90) day period and have diligent efforts. If default is one which is not susceptible of cure by the Mortgagee within this ninety (90) day period because the Mortgagee is not in possession of the Building or Property, this ninety (90) day period shall be extended to include time needed to obtain possession of the Premises by the Mortgagee by power of sale or a judicial foreclosure or other legal means, provided that right to possession is pursued with due diligence.

                           35. DEFINITION OF LANDLORD

The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, or a ground lessee, at the time in question, of the fee title of the Premises. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants of this Lease, and the transferee(s), grantee(s) or assignee(s) shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder. Landlord may assign or transfer any and all obligations of Landlord hereunder during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

                                   36. WAIVER

The waiver by Landlord or Tenant or any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance by Landlord of Rent or other payments due Landlord hereunder shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent or other payment so accepted regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance by Landlord of a lesser sum than the Rent or other sum then due shall be deemed to be other than on account of the earliest installment of such Rent or other sum then due, and Landlord may accept such check or payment without


WESTSOUND PLAZA LEASE-23
prejudice to Landlord's right to recover the balance of such amount due or pursue any other remedy available to Landlord pursuant to this Lease or otherwise. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar acts by Tenant.

                                37. SIGN CONTROL

Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises, Building or Project, including without limitation, the inside or outside of windows or doors, without the written consent of Landlord. Landlord shall have the right to remove any signs or other matter, installed without Landlord's permission, without being liable to Tenant by reason of such removal, and to charge the cost of removal to Tenant as Additional Rent hereunder, payable within ten (10) days of written demand by Landlord. Landlord reserves the right to establish or change sign policies and to bring any of Tenant's existing signs into compliance with any such policies, or to relocate Tenant's sign(s), at Landlord's expense. Tenant may display a sign subject to Landlord's approval in directory, at Tenant's expense and for a monthly rental of twenty dollars ($20.00) per month.

                                   38. PARKING

Tenant and Tenant's employees may use the parking facilities upon such terms and conditions as may from time to time be established by Landlord and upon the terms and conditions set forth in the Rules and Regulations; provided, however, that there will be two (2) customer parking stalls reserved in the principal parking area of the demised premises. Landlord consents to Tenant placing appropriate "customer only" signs on those two (2) stalls.

                                39. FORCE MAJEURE

Landlord shall have no liability whatsoever to Tenant on account of: (A) the inability of Landlord to fulfill, or delay in fulfilling, any of Landlord's obligations under this Lease by reason of strike, other labor trouble, governmental preemption or priorities or other controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, or acts of God, beyond Landlord's reasonable control; or (B) any failure or defect in the supply, quantity or character of electricity, gas, water, or any other utility furnished to the Premises by reason of any requirements, act or omission of any public or private utility, or other entity furnishing the Building with such utilities, or for any other reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the above-described or events of force majeure.

                             40. TERMS AND HEADINGS

The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The Section headings of this Lease


WESTSOUND PLAZA LEASE-24
are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                                    41. TIME

Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

                        42. PRIOR AGREEMENT OR AMENDMENTS

This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in the Lease and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose unless contained in a writing executed by the party sought to be bound, on the same date or a date subsequent to the execution of this Lease. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors-in-interest.

                                43. SEVERABILITY

Any provisions of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provisions hereof, and such other provisions shall remain in full force and effect.

                                  44. RECORDING

Tenant shall not record this Lease nor a short form memorandum thereof without the prior consent of the Landlord. Landlord may in its sole discretion record this Lease or a memorandum thereof.

                           45. LIMITATION OF LIABILITY

In the event of any alleged failure, breach or default hereunder by Landlord, the sole and exclusive remedy shall be against the Landlord's interest in the building and his liability insurance benefits.

                           46. MODIFICATION FOR LENDER

Notwithstanding anything to the contrary contained in this Lease, if, in connection with obtaining construction, interim or permanent financing for the Building and/or the Project the Lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.


WESTSOUND PLAZA LEASE-25

                               47. QUIET ENJOYMENT

Landlord covenants and agrees with Tenant that upon Tenant paying the Rent required under this Lease and paying all other charges and performing all of the covenants and provisions aforesaid on Tenant's part to be observed and performed under this Lease, and if Tenant is in compliance with the Rules and Regulations and Conditions, Covenants and Restrictions, Tenant shall and may peaceably and quietly have, hold, and enjoy the Premises in accordance with the Lease, provided that, Tenant's rights hereunder shall be subject to the provisions herein with respect to start-up inconveniences.

                            48. TENANT AS CORPORATION

If Tenant executes this Lease as a corporation, then Tenant and the person executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf in accordance with a duly adopted resolution of the Board of Directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, and in accordance with the Bylaws of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

                          49. MISCELLANEOUS PROVISIONS

Any term of this Lease which requires Landlord's consent or approval shall be construed to include the following words:

     "which consent or approval shall not be unreasonably withheld."


LANDLORD:                                TENANT:
                                         WESTSOUND BANK


/s/ LOUIS WEIR                10-1-03    By: /s/ David K. Johnson        10-1-03
---------------------------   Date           --------------------------  Date
LOUIS WEIR                                   Its President


/s/ DELORES WEIR              10-1-03
---------------------------   Date
DELORES WEIR


WESTSOUND PLAZA LEASE-26

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KITSAP        )

I certify that I know or have satisfactory evidence that Louis J. Weir is the individual who appeared before me, and said individual acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.


Dated:
       -----------                     ----------------------------------------
                                       Notary Public
                                       Print Name: ____________________________
                                       NOTARY PUBLIC in and for the
                                       State of Washington, residing at
                                       ________________________________________.
                                       My commission expires: _________________.

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KITSAP        )

I certify that I know or have satisfactory evidence that Delores Weir is the individual who appeared before me, and said individual acknowledged that she signed this instrument and acknowledged it to be her free and voluntary act for the uses and purposes mentioned in the instrument.


Dated:
       -----------                     ----------------------------------------
                                       Notary Public
                                       Print Name: ____________________________
                                       NOTARY PUBLIC in and for the
                                       State of Washington, residing at
                                       ________________________________________.
                                       My commission expires: _________________.

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KITSAP        )

I certify that I know or have satisfactory evidence that David Johnson is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of Westsound Bank to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


Dated:
       -----------                     ----------------------------------------
                                       Notary Public
                                       Print Name: ____________________________
                                       NOTARY PUBLIC in and for the
                                       State of Washington, residing at
                                       ________________________________________.
                                       My commission expires: _________________.


WESTSOUND PLAZA LEASE-27

                                   EXHIBIT "A"

                                 SILVERDALE WAY

                                WESTSOUND PLAZA
                                   Site plan

                                   (SITE PLAN)

Safeway                                                                    Ernst

                                   EXHIBIT "B"

That portion of the South one half of the North one half of the Southwest one quarter of the Southwest one quarter of Section 16, Township 25 North, Range 1 East, W.M., in Kitsap County, Washington, lying Southeasterly of Kitsap Way and Westerly of the West line of the East 572.00 feet of said subdivision as measured along the South line of said Southwest one quarter of the Southwest one quarter described as follows:

Commencing at the Southwest corner of said Southwest one quarter of Section 16; thence North 00 degrees 43'30" East along the West line of said Southwest one quarter, a distance of 990.02 feet to the North line of said South one half of the North one half of the Southwest one quarter of the Southwest one quarter; thence South 88 degrees 28'07" East along said North line, a distance of 505.79 feet to the Southeasterly right-of-way line of said Kitsap Way and the True Point of Beginning, said point being 50.00 feet when measured at right angles from the centerline of said Kitsap Way, thence continue South 88 degrees 28'07" East along said North line a distance of 232.35 feet to said West line of the East 572.00 feet of said subdivision as measured along the South line of said Southwest one quarter of the Southwest one quarter; thence South 00 degrees 55'52" West along said West line a distance of 206.30 feet; thence North 88 degrees 28'07" West a distance of 383.78 feet to said Southeasterly right-of-way line of Kitsap Way, thence North 37 degrees 25'10" East along said Southeasterly right-of-way line, a distance of 254.63 feet to the True Point of Beginning.

                                   EXHIBIT "C"

     A license is granted to tenants, employees and customers to remain on Westsound Plaza property during business hours provided they refrain from the following conduct or activities which are prohibited:

1. Engaging in any criminal activity as defined by Silverdale, Kitsap County and Washington State criminal codes.

2. Relocating or misusing Westsound Plaza furniture; including placing feet on chairs or benches or leaning back on two legs of chairs.

3. Putting out cigarettes on the floor or furniture and otherwise littering on the property.

4. Gathering in groups that block traffic ways, stairs, escalators or storefronts.

5.   Skateboarding or roller-skating on the property.

6.   Horse play - running, jumping, pushing, jostling patrons and/or customers.

7.   Creating loud noise or amplified yelling or screaming.

8. Wearing apparel with spikes, studs or martial arts equipment or other paraphernalia which may be dangerous or harmful to persons or property on the property.

9.   Spitting or throwing anything while on the property.

10. Distributing handbills or soliciting in unauthorized locations, or panhandling.

11.  Using obscene or offensive language or gestures (spoken or displayed).

12.  Damaging plants or landscaping.

13.  Entering a restroom which is designated solely for the opposite sex.

14. Posting handbills, posters, or other literature outside the tenant's premises.

15.  Failure to be fully clothed (i.e. no shoes or shirt).

16.  Using sexually explicit language or conduct.

17.  Sitting on handrails, stairs, or trash receptacles.

18. Engaging in any other activity which in the reasonably exercised judgment of Landlord, and its security officers, constitutes any annoyance of nuisance to other persons entitled to use the property for its intended purpose.

19. Tenant shall, and Tenant will require all employees to park in areas which are from time to time designated by the Landlord and refrain from parking in areas designated for customers, loading or otherwise restricted.

                                   EXHIBIT "D"

Landlord agrees to deliver to Tenant, and Tenant agrees to accept from Landlord, possession of Suite 3, Westsound Plaza "AS IS". All repairs, renovation or improvements shall be performed by Tenant at Tenant's sole expense in accordance with the terms and conditions of this Lease.